CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-7

DERIVED INFORMATION  [8/23/05]

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,098
Total Outstanding Loan Balance	$996,711,780*	Min	Max
Average Loan Current Balance	$163,449	$9,986	$1,495,052
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	7.27%	4.63%	12.88%
Arm Weighted Average Coupon	7.14%
Fixed Weighted Average Coupon	8.25%
Weighted Average Margin	6.22%	2.25%	10.90%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	88.4%
% Fixed	11.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.01 - 5.50	3	306,820	0.9	5.28	80.0	664
5.51 - 6.00	8	895,815	2.6	5.84	79.2	637
6.01 - 6.50	36	3,459,632	10.1	6.31	79.0	634
6.51 - 7.00	59	5,490,457	16.0	6.81	79.5	624
7.01 - 7.50	58	4,906,805	14.3	7.27	83.4	620
7.51 - 8.00	77	6,350,722	18.4	7.77	86.6	618
8.01 - 8.50	60	4,938,580	14.3	8.30	89.6	622
8.51 - 9.00	51	4,065,505	11.8	8.77	88.1	602
9.01 - 9.50	22	1,654,736	4.8	9.21	88.8	583
9.51 - 10.00	17	946,238	2.7	9.82	86.1	588
10.01 - 10.50	9	354,452	1.0	10.33	82.8	577
10.51 - 11.00	14	568,354	1.7	10.83	87.0	547
11.01 - 11.50	1	15,610	0.0	11.38	90.0	563
11.51 - 12.00	11	221,449	0.6	11.79	92.2	561
12.01 - 12.50	6	211,698	0.6	12.25	88.2	566
13.01 - 13.50	1	35,383	0.1	13.09	42.2	491
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
442 - 450	1	56,409	0.2	10.70	85.0	442
451 - 475	1	89,244	0.3	10.99	90.0	474
476 - 500	3	176,587	0.5	11.27	74.5	494
501 - 525	8	814,516	2.4	9.16	76.5	517
526 - 550	19	1,312,090	3.8	8.48	81.2	541
551 - 575	50	3,201,063	9.3	8.26	82.2	564
576 - 600	101	8,484,782	24.6	7.96	85.1	587
601 - 625	84	7,643,264	22.2	7.53	85.0	614
626 - 650	64	5,116,788	14.9	7.42	84.6	636
651 - 675	40	3,060,494	8.9	7.30	84.0	660
676 - 700	37	2,664,482	7.7	7.77	89.4	686
701 - 725	8	669,464	1.9	7.12	86.1	714
726 - 750	10	701,424	2.0	7.27	85.6	735
751 - 775	2	139,921	0.4	6.87	84.0	762
776 - 785	5	291,729	0.8	8.41	92.7	781
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,994 - 50,000	86	2,861,240	8.3	8.80	82.4	602
50,001 - 100,000	244	17,031,890	49.5	7.82	84.1	620
100,001 - 150,000	80	9,686,166	28.1	7.54	85.3	612
150,001 - 200,000	15	2,514,317	7.3	7.52	89.1	617
200,001 - 250,000	3	713,831	2.1	7.92	83.2	582
250,001 - 300,000	3	828,193	2.4	7.31	85.1	606
350,001 - 400,000	1	359,378	1.0	6.75	65.5	619
400,001 - 427,241	1	427,241	1.2	8.50	100.0	676
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
42.220 - 50.000	3	135,142	0.4	9.35	44.5	542
50.001 - 55.000	2	84,825	0.2	6.85	52.8	608
55.001 - 60.000	3	172,554	0.5	7.16	58.9	631
60.001 - 65.000	6	427,851	1.2	7.51	63.0	581
65.001 - 70.000	15	1,399,770	4.1	7.53	67.5	590
70.001 - 75.000	28	1,730,722	5.0	8.39	74.0	586
75.001 - 80.000	149	12,720,936	37.0	7.11	79.9	620
80.001 - 85.000	41	3,477,349	10.1	7.96	84.6	609
85.001 - 90.000	98	8,076,460	23.5	8.13	89.9	615
90.001 - 95.000	23	2,225,180	6.5	8.14	94.9	630
95.001 - 100.000	65	3,971,468	11.5	8.73	99.9	628
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	88	5,372,175	15.6	8.08	84.5	608
1.00	9	727,747	2.1	8.24	87.9	639
2.00	201	17,930,184	52.1	7.55	85.4	618
2.50	1	158,227	0.5	9.22	90.0	576
3.00	131	10,088,519	29.3	7.96	83.3	615
5.00	3	145,405	0.4	9.80	72.5	544
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	323	25,056,482	72.8	7.70	85.2	610
Reduced	78	6,201,804	18.0	8.20	82.4	624
No Income/ No Asset	1	58,265	0.2	7.35	80.0	627
Stated Income / Stated Assets	31	3,105,706	9.0	7.61	84.9	645
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	353	29,682,435	86.2	7.71	84.7	610
Second Home	1	51,331	0.1	7.35	70.0	655
Investor	79	4,688,490	13.6	8.23	84.4	647
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
Ohio	169	14,368,603	41.7	7.65	84.7	609
Michigan	78	5,886,254	17.1	7.95	83.5	616
Indiana	58	3,779,557	11.0	7.85	86.4	643
Tennessee	39	3,215,370	9.3	7.61	84.7	629
North Carolina	25	2,503,107	7.3	7.91	81.5	594
South Carolina	15	1,320,482	3.8	7.55	85.2	629
Pennsylvania	12	908,075	2.6	7.68	90.1	612
New York	11	616,249	1.8	8.43	81.6	600
Florida	5	420,888	1.2	8.78	89.0	582
Mississippi	7	418,325	1.2	8.26	86.1	621
Texas	4	369,635	1.1	7.18	84.3	644
Alabama	3	257,291	0.7	8.64	86.3	637
Arkansas	3	204,418	0.6	8.63	88.7	559
Iowa	3	117,638	0.3	7.80	81.1	598
West Virginia	1	36,366	0.1	12.25	90.0	592
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	218	16,293,236	47.3	7.84	86.1	627
Refinance - Rate Term	27	2,835,544	8.2	7.26	83.7	614
Refinance - Cashout	188	15,293,477	44.4	7.83	83.3	603
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	257	23,721,862	68.9	7.57	85.1	614
Arm 3/27	13	950,708	2.8	7.31	83.2	644
Fixed Balloon 15/30	20	743,822	2.2	10.75	88.7	572
Fixed Rate	143	9,005,866	26.2	8.15	83.3	620
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	393	31,378,768	91.2	7.78	84.8	614
2 Family	27	1,935,732	5.6	7.86	80.7	631
PUD	5	593,853	1.7	7.83	89.8	624
Condo	5	352,252	1.0	7.88	83.2	630
3-4 Family	3	161,651	0.5	7.81	81.6	666
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.60 - 4.00	2	186,132	0.8	5.60	80.0	651
4.01 - 4.50	5	455,949	1.8	5.85	80.3	664
4.51 - 5.00	7	755,951	3.1	6.04	80.0	635
5.01 - 5.50	24	2,612,137	10.6	6.35	80.0	638
5.51 - 6.00	58	5,112,323	20.7	7.13	81.6	625
6.01 - 6.50	45	3,785,203	15.3	7.43	84.9	608
6.51 - 7.00	58	5,656,033	22.9	7.89	86.8	605
7.01 - 7.50	38	3,375,036	13.7	8.31	89.9	615
7.51 - 8.00	18	1,562,027	6.3	8.63	90.7	597
8.01 - 8.50	8	684,599	2.8	8.98	93.2	588
8.51 - 9.00	4	262,136	1.1	9.41	82.8	587
9.01 - 9.50	1	72,935	0.3	10.00	66.4	585
9.51 - 10.00	1	116,123	0.5	10.95	75.0	530
10.51 - 10.85	1	35,987	0.1	10.85	80.0	579
Total:	270	24,672,569	100.0	7.56	85.0	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	29,196	0.1	9.77	80.0	616
4 - 6	1	29,893	0.1	11.80	80.0	655
16 - 18	1	51,987	0.2	7.75	95.0	703
19 - 21	47	3,689,780	15.0	7.48	82.3	619
22 - 24	207	19,921,006	80.7	7.58	85.6	613
31 - 33	6	492,676	2.0	6.71	81.9	656
34 - 35	7	458,032	1.9	7.94	84.6	632
Total:	270	24,672,569	100.0	7.56	85.0	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.00- 11.50	3	306,820	1.2	5.28	80.0	664
11.51 - 12.00	7	1,022,835	4.1	6.13	74.2	637
12.01 - 12.50	25	2,601,704	10.5	6.29	80.0	635
12.51 - 13.00	30	3,162,467	12.8	6.77	81.4	616
13.01 - 13.50	33	2,870,406	11.6	7.15	85.0	612
13.51 - 14.00	58	4,956,039	20.1	7.56	86.2	612
14.01 - 14.50	51	4,414,679	17.9	8.08	89.2	624
14.51 - 15.00	30	2,453,338	9.9	8.43	88.2	611
15.01 - 15.50	10	849,354	3.4	8.92	88.5	589
15.51 - 16.00	10	802,101	3.3	8.94	86.1	584
16.01 - 16.50	7	770,085	3.1	9.15	89.0	579
16.51 - 17.00	5	432,848	1.8	10.21	81.2	567
18.01 - 18.80	1	29,893	0.1	11.80	80.0	655
Total:	270	24,672,569	100.0	7.56	85.0	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.60 - 4.50	2	133,203	0.5	5.35	74.7	679
4.51 - 5.50	12	1,510,857	6.1	6.23	80.5	642
5.51 - 6.00	21	2,428,110	9.8	6.62	78.0	625
6.01 - 6.50	44	3,522,892	14.3	6.73	82.5	626
6.51 - 7.00	58	5,398,608	21.9	7.34	84.6	609
7.01 - 7.50	39	3,713,540	15.1	7.79	88.2	622
7.51 - 8.00	29	2,711,557	11.0	7.95	88.1	615
8.01 - 8.50	25	1,847,628	7.5	8.31	88.3	616
8.51 - 9.00	19	1,594,598	6.5	8.75	88.2	592
9.01 - 9.50	12	1,220,079	4.9	9.19	90.9	582
9.51 - 10.00	6	409,495	1.7	9.85	84.5	582
10.51 - 11.00	2	152,110	0.6	10.93	76.2	542
11.51 - 11.80	1	29,893	0.1	11.80	80.0	655
Total:	270	24,672,569	100.0	7.56	85.0	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	1	81,303	0.3	8.57	89.1	594
2.00	59	4,404,053	17.8	7.40	81.2	631
3.00	210	20,187,213	81.8	7.59	85.9	612
Total:	270	24,672,569	100.0	7.56	85.0	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	250	22,616,648	91.7	7.47	84.8	617
1.50	19	1,898,329	7.7	8.58	87.2	592
2.00	1	157,592	0.6	7.89	95.0	690
Total:	270	24,672,569	100.0	7.56	85.0	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	419	32,708,878	95.0	7.84	84.9	614
60	13	1,535,379	4.5	6.64	80.2	644
120	1	178,000	0.5	6.88	80.0	599
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
DTI	Loans	Balance	Balance	%	%	FICO
1 - 5	1	51,331	0.1	7.35	70.0	655
6 - 10	4	284,600	0.8	7.94	80.0	634
11 - 15	8	497,009	1.4	7.67	82.1	631
16 - 20	14	893,765	2.6	8.29	82.4	623
21 - 25	25	2,012,926	5.8	7.54	84.5	625
26 - 30	31	2,149,115	6.2	7.55	82.7	640
31 - 35	39	2,988,049	8.7	7.44	81.2	619
36 - 40	81	6,046,752	17.6	7.94	85.7	624
41 - 45	93	7,748,921	22.5	7.78	85.6	613
46 - 50	132	11,197,884	32.5	7.87	85.1	605
51 - 55	5	551,904	1.6	7.20	85.3	582
Total:	433	34,422,257	100.0	7.78	84.7	615

*     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Second Lien Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  All of the mortgage loans provide payments of principal in the first month following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	833
Total Outstanding Loan Balance	$34,881,216*	Min	Max
Average Loan Current Balance	$41,874	$9,986	$159,916
Weighted Average Original LTV	99.3%**
Weighted Average Coupon	10.36%	7.00%	12.88%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	10.36%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	646
Weighted Average Age (Months)	2
% First Liens	00.0%
% Second Liens	100.0%
% Arms	00.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$ ]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
OLTV Buckets for Cash Out Loans	Loans	Balance	Balance	%	%	FICO
1 - 75	4	292,715	4.8	11.11	62.5	553
76 - 80	1	79,890	1.3	9.70	76.1	601
81 - 85	1	19,982	0.3	10.00	82.3	654
86 - 100	136	5,736,748	93.6	10.53	99.2	631
Total:	142	6,129,336	100.0	10.54	97.1	627

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
6.51 - 7.00	1	49,153	0.1	7.00	99.8	775
7.01 - 7.50	1	30,876	0.1	7.38	95.0	712
7.51 - 8.00	3	171,279	0.5	7.75	99.4	762
8.01 - 8.50	22	370,844	1.1	8.40	99.9	620
8.51 - 9.00	17	756,798	2.2	8.90	99.3	685
9.01 - 9.50	76	3,728,344	10.7	9.36	99.6	669
9.51 - 10.00	230	10,083,287	28.9	9.92	99.1	655
10.01 - 10.50	156	6,076,670	17.4	10.36	99.8	650
10.51 - 11.00	163	7,354,121	21.1	10.82	99.8	635
11.01 - 11.50	103	4,238,960	12.2	11.29	99.2	623
11.51 - 12.00	41	1,422,734	4.1	11.81	96.7	620
12.01 - 12.50	16	516,686	1.5	12.33	96.7	598
12.51 - 12.88	4	81,462	0.2	12.77	99.4	626
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
519 - 525	1	119,931	0.3	12.00	72.9	519
526 - 550	3	275,433	0.8	11.38	85.3	534
551 - 575	4	148,772	0.4	11.32	81.4	571
576 - 600	96	2,946,207	8.4	11.03	99.9	589
601 - 625	205	7,818,937	22.4	10.57	99.3	613
626 - 650	213	8,396,341	24.1	10.35	99.8	638
651 - 675	162	7,837,817	22.5	10.15	99.6	662
676 - 700	84	3,927,474	11.3	10.23	99.5	686
701 - 725	40	2,165,258	6.2	9.79	99.3	712
726 - 750	15	723,719	2.1	10.22	99.9	738
751 - 775	5	278,283	0.8	9.19	100.0	763
776 - 800	4	216,876	0.6	8.91	99.5	793
801 - 805	1	26,167	0.1	8.38	100.0	805
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
9,985 - 50,000	620	17,801,767	51.0	10.38	99.5	641
50,001 - 100,000	169	11,857,644	34.0	10.30	99.2	654
100,001 - 150,000	41	4,749,423	13.6	10.47	98.8	643
150,001 - 159,916	3	472,383	1.4	9.81	100.0	676
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
50.860 - 55.000	2	104,831	0.3	10.00	52.2	582
55.001 - 60.000	1	67,954	0.2	11.25	60.0	568
70.001 - 75.000	1	119,931	0.3	12.00	72.9	519
75.001 - 80.000	1	79,890	0.2	9.70	76.1	601
80.001 - 85.000	1	19,982	0.1	10.00	82.3	654
85.001 - 90.000	6	251,076	0.7	11.67	89.9	579
90.001 - 95.000	40	1,404,588	4.0	10.23	94.7	669
95.001 - 100.000	781	32,832,964	94.1	10.35	100.0	647
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	397	13,999,372	40.1	10.45	99.5	643
1.00	40	2,186,302	6.3	10.46	97.2	632
2.00	304	14,946,733	42.9	10.31	99.8	651
3.00	91	3,676,642	10.5	10.16	97.7	648
5.00	1	72,167	0.2	9.80	100.0	664
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	498	17,533,926	50.3	10.38	99.1	625
Reduced	133	5,747,325	16.5	10.55	98.9	676
Stated Income / Stated Assets	202	11,599,965	33.3	10.24	99.8	663
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	825	34,558,218	99.1	10.36	99.3	646
Second Home	2	67,565	0.2	10.15	96.9	693
Investor	6	255,433	0.7	10.56	96.2	689
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	135	9,861,224	28.3	10.18	98.8	659
Florida	78	3,192,899	9.2	10.46	99.4	643
Texas	86	2,483,607	7.1	10.22	99.8	649
New York	22	1,502,579	4.3	10.82	100.0	644
Illinois	34	1,393,810	4.0	10.47	98.5	635
Arizona	35	1,295,217	3.7	10.40	99.6	638
Georgia	34	1,279,461	3.7	10.63	99.8	624
Nevada	18	1,021,590	2.9	10.47	97.4	658
Massachusetts	14	979,369	2.8	10.43	100.0	633
Washington	24	965,984	2.8	9.97	99.6	667
Oregon	23	881,554	2.5	10.54	99.2	652
Virginia	22	807,276	2.3	10.57	99.8	629
Connecticut	14	724,646	2.1	10.61	99.4	634
New Jersey	12	654,012	1.9	10.61	100.0	622
North Carolina	24	651,894	1.9	10.56	99.2	641
Other	258	7,186,094	20.6	10.34	99.6	640
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	669	27,786,309	79.7	10.31	99.8	651
Refinance - Rate Term	22	965,571	2.8	10.49	97.8	643
Refinance - Cashout	142	6,129,336	17.6	10.54	97.1	627
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Balloon 15/30	409	17,081,526	49.0	10.34	99.5	663
Fixed Rate	424	17,799,690	51.0	10.38	99.1	630
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	695	28,036,911	80.4	10.36	99.4	646
Condo	62	2,507,843	7.2	10.43	99.3	641
2 Family	31	2,214,087	6.3	10.24	98.7	643
PUD	36	1,548,186	4.4	10.22	98.1	648
3-4 Family	9	574,190	1.6	11.02	99.4	673
Total:	833	34,881,216	100.0	10.36	99.3	646

*     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Interest Only Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	994
Total Outstanding Loan Balance	$249,577,361*	Min	Max
Average Loan Current Balance	$251,084	$48,754	$970,000
Weighted Average Original LTV	81.2%**
Weighted Average Coupon	6.73%	4.78%	10.25%
Arm Weighted Average Coupon	6.73%
Fixed Weighted Average Coupon	7.04%
Weighted Average Margin	5.86%	2.25%	9.25%
Weighted Average FICO (Non-Zero)	658
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.9%
% Fixed	01.1%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$ ]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
OLTV Buckets for Cash Out Loans	Loans	Balance	Balance	%	%	FICO
1 - 75	41	13,237,314	16.9	6.85	67.5	620
76 - 80	122	30,670,175	39.1	6.65	79.6	645
81 - 85	43	12,745,008	16.2	6.56	84.5	655
86 - 100	71	21,820,172	27.8	7.01	90.4	641
Total:	277	78,472,669	100.0	6.77	81.4	641

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.78 - 5.00	2	439,936	0.2	4.92	80.0	741
5.01 - 5.50	34	10,718,632	4.3	5.38	80.4	681
5.51 - 6.00	103	30,052,859	12.0	5.83	80.3	684
6.01 - 6.50	236	62,105,734	24.9	6.29	80.4	664
6.51 - 7.00	307	75,927,633	30.4	6.78	80.9	656
7.01 - 7.50	145	33,429,318	13.4	7.30	81.6	643
7.51 - 8.00	116	24,812,493	9.9	7.75	82.7	641
8.01 - 8.50	27	7,116,139	2.9	8.31	86.7	631
8.51 - 9.00	16	3,490,125	1.4	8.68	79.8	634
9.01 - 9.50	5	806,926	0.3	9.26	88.6	615
9.51 - 10.00	2	240,933	0.1	9.95	92.0	674
10.01 - 10.25	1	436,632	0.2	10.25	95.0	691
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
513 - 525	1	399,419	0.2	7.63	61.4	513
526 - 550	4	1,868,000	0.7	7.94	77.1	539
551 - 575	8	2,280,056	0.9	7.68	76.7	563
576 - 600	92	19,152,098	7.7	7.20	79.8	590
601 - 625	172	39,291,606	15.7	6.87	81.8	614
626 - 650	210	50,374,186	20.2	6.80	81.2	640
651 - 675	205	55,769,654	22.3	6.63	81.6	663
676 - 700	136	36,042,759	14.4	6.63	81.7	688
701 - 725	89	24,133,127	9.7	6.51	81.3	712
726 - 750	44	11,299,004	4.5	6.33	80.7	736
751 - 775	19	5,332,611	2.1	6.65	80.7	761
776 - 800	11	2,859,836	1.1	6.11	79.5	787
801 - 805	3	775,006	0.3	5.77	80.0	802
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
48,754 - 50,000	1	48,754	0.0	9.75	80.0	606
50,001 - 100,000	57	4,979,923	2.0	7.10	79.9	644
100,001 - 150,000	185	23,096,185	9.3	6.98	81.9	650
150,001 - 200,000	209	36,849,140	14.8	6.90	80.3	652
200,001 - 250,000	135	30,666,252	12.3	6.80	81.3	660
250,001 - 300,000	120	33,045,397	13.2	6.62	81.1	659
300,001 - 350,000	80	25,887,933	10.4	6.59	81.4	665
350,001 - 400,000	75	28,330,940	11.4	6.58	81.6	660
400,001 - 450,000	44	18,870,583	7.6	6.74	81.8	660
450,001 - 500,000	42	20,049,997	8.0	6.45	82.1	672
500,001 - 550,000	16	8,370,193	3.4	6.82	82.2	657
550,001 - 600,000	12	6,911,759	2.8	6.72	80.3	660
600,001 - 750,000	16	10,712,305	4.3	6.71	80.4	655
750,001 - 800,000	1	788,000	0.3	6.20	80.0	614
950,001 - 970,000	1	970,000	0.4	8.52	64.7	648
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
32.380 - 50.000	5	983,392	0.4	6.44	45.2	604
50.001 - 55.000	2	485,001	0.2	6.89	54.5	583
55.001 - 60.000	2	357,000	0.1	6.45	57.6	611
60.001 - 65.000	7	2,798,654	1.1	7.38	63.3	618
65.001 - 70.000	14	4,430,498	1.8	6.52	69.7	639
70.001 - 75.000	22	6,745,825	2.7	6.83	73.9	620
75.001 - 80.000	736	176,618,162	70.8	6.63	79.9	665
80.001 - 85.000	58	17,334,139	6.9	6.67	84.4	652
85.001 - 90.000	118	32,698,824	13.1	7.03	89.7	648
90.001 - 95.000	24	6,116,599	2.5	7.88	94.6	650
95.001 - 100.000	6	1,009,267	0.4	8.15	99.7	646
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	157	38,252,228	15.3	7.19	81.0	655
1.00	47	15,172,010	6.1	6.86	81.6	670
2.00	678	167,868,109	67.3	6.67	81.4	659
3.00	111	27,996,213	11.2	6.44	80.3	654
5.00	1	288,800	0.1	5.30	80.0	664
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	444	102,624,287	41.1	6.61	81.9	640
Reduced	285	73,081,902	29.3	6.85	80.7	672
No Income/ No Asset	2	547,000	0.2	7.43	80.5	631
Stated Income / Stated Assets	263	73,324,172	29.4	6.78	80.6	671
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	942	237,822,404	95.3	6.69	81.0	658
Second Home	3	529,500	0.2	6.59	82.0	692
Investor	49	11,225,457	4.5	7.57	84.2	674
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	313	103,699,042	41.5	6.51	80.8	664
Florida	91	20,142,187	8.1	6.90	81.2	656
Nevada	73	17,012,349	6.8	7.02	80.0	646
Arizona	71	14,173,962	5.7	6.77	82.6	658
Maryland	32	9,566,236	3.8	6.85	83.5	650
Georgia	54	9,480,587	3.8	7.11	78.6	646
New York	28	9,364,286	3.8	6.97	81.0	663
Virginia	30	8,673,620	3.5	6.93	81.1	648
Washington	38	8,127,322	3.3	6.68	83.1	673
Oregon	37	7,401,516	3.0	6.92	83.2	665
Colorado	37	6,372,791	2.6	6.70	80.0	664
Michigan	30	5,503,920	2.2	7.02	81.5	646
New Jersey	13	3,620,880	1.5	7.06	85.1	656
Massachusetts	11	3,245,000	1.3	6.99	80.3	633
Hawaii	5	2,296,138	0.9	6.17	80.0	699
Other	131	20,897,525	8.4	6.88	81.7	649
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	667	160,802,745	64.4	6.71	81.0	667
Refinance - Rate Term	50	10,301,946	4.1	6.86	82.7	651
Refinance - Cashout	277	78,472,669	31.4	6.77	81.4	641
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	895	225,822,137	90.5	6.74	81.2	658
Arm 3/27	73	17,860,052	7.2	6.63	80.6	657
Arm 5/25	13	3,210,018	1.3	6.38	81.0	694
Fixed Rate	13	2,685,155	1.1	7.04	81.2	641
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	798	200,335,146	80.3	6.71	81.5	658
PUD	95	24,451,441	9.8	6.67	79.9	656
Condo	66	13,447,911	5.4	6.86	80.0	664
2 Family	27	8,450,971	3.4	6.89	81.8	661
3-4 Family	8	2,891,892	1.2	7.83	77.3	704
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	57	14,691,869	6.0	6.43	81.8	682
4.01 - 4.50	15	3,724,712	1.5	5.82	81.0	668
4.51 - 5.00	61	15,567,553	6.3	6.00	80.8	686
5.01 - 5.50	157	44,664,328	18.1	6.19	80.1	665
5.51 - 6.00	228	55,719,112	22.6	6.48	80.6	660
6.01 - 6.50	213	54,138,007	21.9	6.88	81.2	657
6.51 - 7.00	180	41,521,285	16.8	7.37	82.1	639
7.01 - 7.50	43	10,404,874	4.2	7.72	84.2	643
7.51 - 8.00	18	4,802,024	1.9	8.29	79.3	648
8.01 - 8.50	6	980,876	0.4	9.10	89.0	619
8.51 - 9.00	2	240,933	0.1	9.95	92.0	674
9.01 - 9.25	1	436,632	0.2	10.25	95.0	691
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	3	646,999	0.3	6.80	67.7	625
16 - 18	7	2,426,013	1.0	6.63	77.9	657
19 - 21	147	38,037,192	15.4	6.88	81.8	656
22 - 24	739	184,859,899	74.9	6.72	81.2	659
28 - 30	6	1,618,135	0.7	6.76	73.1	612
31 - 33	12	2,485,639	1.0	7.22	85.3	614
34 - 36	54	13,608,312	5.5	6.48	80.4	671
37 - 59	13	3,210,018	1.3	6.38	81.0	694
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.00 - 11.50	56	16,350,308	6.6	5.70	80.4	683
11.51 - 12.00	105	30,429,004	12.3	6.14	80.3	678
12.01 - 12.50	164	46,294,517	18.8	6.31	80.7	661
12.51 - 13.00	205	53,595,022	21.7	6.74	81.2	656
13.01 - 13.50	163	39,501,385	16.0	6.87	81.0	656
13.51 - 14.00	161	34,566,426	14.0	7.20	81.5	651
14.01 - 14.50	62	12,960,233	5.2	7.63	82.7	639
14.51 - 15.00	42	8,567,907	3.5	8.01	80.7	639
15.01 - 15.50	12	2,852,211	1.2	8.55	89.8	608
15.51 - 16.00	9	1,236,160	0.5	8.95	89.2	606
16.01 - 16.25	2	539,032	0.2	10.04	92.2	681
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.50	4	563,200	0.2	6.02	79.1	673
4.51 - 5.50	60	17,056,555	6.9	5.68	79.1	668
5.51 - 6.00	109	31,469,590	12.7	5.92	80.2	682
6.01 - 6.50	220	58,344,873	23.6	6.32	80.7	667
6.51 - 7.00	311	77,848,423	31.5	6.86	81.1	654
7.01 - 7.50	135	30,615,387	12.4	7.32	81.8	640
7.51 - 8.00	101	21,559,388	8.7	7.75	83.0	642
8.01 - 8.50	23	5,504,842	2.2	8.35	89.4	646
8.51 - 9.00	14	3,149,506	1.3	8.76	79.0	641
9.01 - 9.50	3	731,687	0.3	9.86	90.3	650
9.51 - 9.75	1	48,754	0.0	9.75	80.0	606
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	60	16,341,190	6.6	6.77	82.1	642
2.00	255	59,743,669	24.2	6.73	81.6	656
3.00	662	169,919,532	68.8	6.73	81.0	661
3.10	1	308,000	0.1	6.20	80.0	624
5.00	3	579,814	0.2	5.83	80.0	745
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	753	189,964,895	76.9	6.66	80.8	664
1.50	211	53,554,229	21.7	6.93	82.6	639
2.00	1	119,700	0.0	7.90	90.0	719
3.00	16	3,253,381	1.3	7.42	81.6	639
Total:	981	246,892,206	100.0	6.73	81.2	659

*     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	69	19,948,891	8.0	6.32	80.5	670
36	23	5,355,794	2.1	6.63	77.6	639
60	839	208,897,372	83.7	6.78	81.3	657
120	63	15,375,303	6.2	6.67	82.0	664
Total:	994	249,577,361	100.0	6.73	81.2	658

*     Note, for second liens, CLTV is employed in this calculation.